Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of July 7, 2026 (this “Amendment”), is made by and among ENERPAC TOOL GROUP CORP., a Wisconsin corporation (the “Company”), ENERPAC FINANCE LIMITED, a company incorporated in England and Wales with company number 05825819 (“Enerpac Finance”), ATU EURO FINANCE B.V., a Dutch entity, with seat (statutaire zetel) in Ede, the Netherlands, Trade Register number 53136918 (“ATU” and, together with the Company and Enerpac Finance, collectively, the “Borrowers” and each individually, a “Borrower”), the GUARANTOR listed on the signature pages hereto, the FIRST AMENDMENT INCREMENTAL REVOLVING LENDER (as defined below) and PNC BANK, NATIONAL ASSOCIATION, in its capacity as the administrative agent for the Lenders (in such capacity, the “Administrative Agent”), Swingline Loan Lender and Issuing Lender.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Guarantors party thereto, the Lenders party thereto, and the Administrative Agent are parties to that certain Credit Agreement, dated as of September 9, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”, and the Existing Credit Agreement, as amended hereby and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time after the date hereof, the “Credit Agreement”), pursuant to which, among other things, the Administrative Agent and the Lenders have provided (i) a revolving credit facility to the Borrowers in an aggregate principal amount not to exceed $400,000,000 and (ii) a $200,000,000 term loan facility;

WHEREAS, pursuant to Section 5.17 of the Existing Credit Agreement, the Borrowers have requested Incremental Revolving Credit Commitments from PNC Bank, National Association (in such capacity, the “First Amendment Incremental Revolving Lender”) in the aggregate amount of $225,000,000; and

WHEREAS, the Administrative Agent and the First Amendment Incremental Revolving Lender have agreed to the above requests on and subject to the terms and conditions hereof.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1.          Definitions.  Except as set forth in this Amendment, defined terms used herein (including in the preamble and recitals hereof) shall have the meanings given to them in the Credit Agreement.

2.           Amendments to the Credit Agreement.

(a)        New Definitions.  Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following defined terms thereto in the appropriate alphabetical order:

““Amendment No. 1” means the First Amendment to Credit Agreement, dated as of the Amendment No. 1 Effective Date, by and among the Loan Parties, the First Amendment Incremental Revolving Lender (as defined therein) and the Administrative Agent.”

““Amendment No. 1 Effective Date” means July 7, 2026.”

(b)         Revolving Credit Commitment.  Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating the definition of “Revolving Credit Commitment” contained therein as follows:

““Revolving Credit Commitment” means, as to any Lender at any time, the amount initially specified opposite its name on Schedule 1.1(B) in the column labeled “Amount of Commitment for Revolving Credit Loans,” as such Commitment is thereafter assigned or modified and “Revolving Credit Commitments” means the aggregate Revolving Credit Commitments of all of the Lenders.  As of the Amendment No. 1 Effective Date, the aggregate Revolving Credit Commitments of all of the Lenders equals $625,000,000.”

(c)          Section 6.4(c).  Section 6.4(c) of the Existing Credit Agreement is hereby amended and restated as follows:

“(c)       Since the date of the last audited financial statements of the Borrowers delivered to the Administrative Agent, there has been no Material Adverse Change with respect to the Company and its Subsidiaries, taken as a whole.”

(d)         Commitments of Lenders.  The table setting forth the “Commitments of Lenders” set forth in Part 1 of Schedule 1.1(B) to the Existing Credit Agreement is hereby amended in the form of Exhibit A attached hereto.

(e)          Schedules and Exhibits.  Any Schedule or Exhibit to the Existing Credit Agreement not amended pursuant to clause (d) above shall remain in full force and effect.

3.           Certain Provisions Related to Incremental Revolving Credit Commitments.

(a)          On the First Amendment Effective Date (as defined below), in accordance with Section 5.17 [Incremental Loans] of the Credit Agreement, the First Amendment Incremental Revolving Lender hereby agrees, on the terms set forth herein and subject to the conditions set forth herein, to provide to the Borrowers an Incremental Revolving Credit Commitment in the amount of $225,000,000 (the “Incremental Revolving Credit Increase”).  The Incremental Revolving Credit Increase shall be part of the Revolving Credit Facility, shall mature on the Expiration Date, shall bear interest and shall be entitled to fees, in each case at the rate applicable to the Revolving Credit Facility, and shall otherwise be subject to the same terms and conditions as the Revolving Credit Facility.  From and after the First Amendment Effective Date, references in the Credit Agreement to the Revolving Credit Commitments and Revolving Lenders shall include the Incremental Revolving Credit Increase and the First Amendment Incremental Revolving Lender, respectively.  Unless the context shall otherwise require, (i) the First Amendment Incremental Revolving Lender shall constitute a “Revolving Lender” and a “Lender” and (ii) the Incremental Revolving Credit Increase shall constitute a “Revolving Credit Commitment” and the loans pursuant thereto shall constitute “Revolving Credit Loans” and “Loans”, in each case for all purposes of the Credit Agreement and the other Loan Documents.

(b)         On the First Amendment Effective Date, the outstanding Revolving Credit Loans and Ratable Shares of Swingline Loans and Letter of Credit Obligations will be reallocated by the Administrative Agent among the Lenders to the Revolving Credit Facility (including the First Amendment Incremental Revolving Lender) in accordance with their revised Ratable Shares and the Lenders to the Revolving Credit Facility (including the First Amendment Incremental Revolving Lender) shall make all payments and adjustments necessary to effect such reallocation and the Borrowers shall pay any and all costs required in connection therewith.

(c)         On the First Amendment Effective Date, (i) each Lender shall be deemed to have purchased a participation in each outstanding Letter of Credit in accordance with its Ratable Share determined in accordance with the Credit Agreement and (ii) to the extent necessary, each Lender shall fund Revolving Credit Loans (or receive payment of its “Revolving Credit Loans”, as defined in the Existing Credit Agreement) such that the Revolving Credit Loans of each of the Lenders on the First Amendment Effective Date are equal to its Ratable Share of the Revolving Credit Loans of all of the Lenders outstanding on the First Amendment Effective Date determined in accordance with the Credit Agreement.

4.          Conditions Precedent to First Amendment Effective Date.  The Loan Parties and the First Amendment Incremental Revolving Lender acknowledge and agree that the amendments set forth herein shall only be effective on the date (the “First Amendment Effective Date”) upon which all the following conditions precedent are satisfied:

(a)	Amendment. The Administrative Agent (or its counsel) shall have received counterparts of this Amendment from the Loan Parties.

(b)
Notes.  The Borrowers shall have executed and delivered to the Administrative Agent for the First Amendment Incremental Revolving Lender an amended and restated revolving credit promissory note, in an amount equal to the Revolving Credit Commitment of the First Amendment Incremental Revolving Lender, giving effect to the Incremental Revolving Credit Increase.

(c)	Deliveries. The Administrative Agent shall have received each of the following in form and substance satisfactory to the Administrative Agent:

i.
a certificate dated the First Amendment Effective Date and signed by the Secretary or an Assistant Secretary or other Authorized Officer of each of the Loan Parties, certifying as appropriate as to:  (A) all action taken by each Loan Party to validly authorize, duly execute and deliver this Amendment and the other Loan Documents and attaching copies of such resolution or other corporate or organizational action; (B) the names, authority and capacity of the Authorized Officers authorized to sign the Loan Documents and their true signatures; (C) copies of its organizational documents as in effect on the First Amendment Effective Date, to the extent applicable, certified as of a sufficiently recent date on or prior to the First Amendment Effective Date by the appropriate state official or, in lieu thereof, a certification that such organizational documents have not been modified or amended since the Closing Date; and (D) a certificate relating to the organization, existence and/or good standing (as applicable) of each Loan Party in the state of its organization;

ii.
a certificate of each of the Loan Parties signed by an Authorized Officer, dated the First Amendment Effective Date stating that (x) the representations and warranties made by the Borrowers and each Guarantor in the Credit Agreement and the other Loan Documents are true and correct in all material respects, except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Change, in which case, such representation and warranty shall be true, correct and complete in all respects, on the First Amendment Effective Date with the same effect as if made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date), (y) the Loan Parties are in compliance with each of the covenants and conditions hereunder and under the Loan Documents, and (z) no Material Adverse Change has occurred since the date of the last audited financial statements of the Borrowers delivered to the Administrative Agent;

iii.	a certificate from an Authorized Officer of the Company certifying that the conditions specified in Section 4(d) have been satisfied;

iv.
such Lien searches with respect to the Loan Parties reasonably requested by the Administrative Agent, the results of which are in form and substance reasonably satisfactory to the Administrative Agent; and

v.	written opinion(s) of counsel for the Loan Parties, dated the First Amendment Effective Date and in form and substance reasonably satisfactory to the Administrative Agent.

(d)
Incremental Revolving Credit Commitments.  (i) Each condition to the effectiveness of the Incremental Revolving Credit Commitments provided by Section 5.17 [Incremental Loans] of the Credit Agreement (without duplication of any condition expressly set forth herein) shall be satisfied with respect to this Amendment and the Incremental Revolving Credit Commitments provided for hereunder and (ii) both immediately before and upon giving effect (on a pro forma basis) to the Incremental Revolving Credit Increase, the Borrowers are in compliance (on a pro forma basis) with the financial covenants specified in Section 9.13 [Financial Covenants] of the Credit Agreement.

(e)
Consents.  The Loan Parties have obtained all member, board of director, governmental, shareholder and any material third party consents and approvals necessary for the execution, delivery and performance by each of them of this Amendment and the transactions contemplated hereby.

(f)
Representations and Warranties.  All of the representations and warranties of the Loan Parties contained in Section 5 herein shall be true and correct in all material respects (unless qualified by materiality or reference to the absence of a Material Adverse Change, in which event such representations and warranties shall be true and correct in all respects) on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall have been true and correct in all material respects (unless qualified by materiality or reference to the absence of a Material Adverse Change, in which event such representations and warranties shall have been true and correct in all respects) as of such earlier date.

(g)
Fees.  The Administrative Agent shall have received reimbursement of (i) all reasonable and documented out-of-pocket expenses (including the reasonable and documented out-of-pocket legal fees and expenses) required to be reimbursed by the Borrowers pursuant to Section 12.3(a) [Costs and Expenses] of the Existing Credit Agreement, solely to the extent invoiced in reasonable detail at least one (1) Business Day prior to the First Amendment Effective Date and (ii) such fees payable on or before the First Amendment Effective Date as required by this Amendment, the Credit Agreement or any other Loan Document (including any fee letter in connection with this Amendment).

(h)
KYC.  To the extent requested at least five (5) days prior to the First Amendment Effective Date, the Administrative Agent shall have received an executed Certificate of Beneficial Ownership and such other documentation and other information reasonably requested for purposes of compliance with applicable “know your customer” and Anti-Money Laundering Laws, including the USA PATRIOT Act.

(i)	Miscellaneous. Such other documents in connection with such transaction as the Administrative Agent or its counsel may reasonably request.

The Administrative Agent shall promptly notify the Company and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding.

5.           Representations and Warranties of the Loan Parties.  Each Loan Party party hereto, by signing below, hereby represents and warrants to the Administrative Agent and the Lenders party hereto as of the First Amendment Effective Date and as of each date (and to the extent) required by Section 7.2 and Section 7.3 of the Credit Agreement, as follows:

(a)        the execution, delivery and performance of this Amendment by such Loan Party has been duly authorized by all necessary corporate or other organizational and, if required, shareholder action;

(b)         this Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(c)          no Default or Event of Default has occurred and is continuing; and

(d)        each of the representations and warranties of such Loan Party contained in Article 6 [Representations and Warranties] of the Credit Agreement and in each other Loan Document are true and correct in all material respects (unless qualified by materiality or reference to the absence of a Material Adverse Change, in which event such representations and warranties are true and correct in all respects) on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (unless qualified by materiality or reference to the absence of a Material Adverse Change, in which event such representations and warranties are true and correct in all respects) as of such earlier date.

6.        Credit Agreement Unaffected.  Each reference to the Existing Credit Agreement therein or in any other Loan Document shall be construed as a reference to the Credit Agreement.  Except as herein otherwise specifically provided, all provisions of the Loan Documents shall remain in full force and effect and be unaffected hereby.  This Amendment is a Loan Document.

7.           Severability.  The provisions of this Amendment are intended to be severable.  If any provision of this Amendment shall be held invalid or unenforceable in whole or part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

8.          Reaffirmation.  Each of the Loan Parties hereby (i) consents to the execution and delivery of this Amendment; (ii) agrees to be bound hereby; (iii) affirms that, except as expressly provided herein, nothing contained herein shall modify in any respect whatsoever its obligations pursuant to the terms of any of the Loan Documents to which such Loan Party is a party; (iv) acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed (as modified by this Amendment) and (v) ratifies and reaffirms the validity and enforceability of each appointment of the Administrative Agent as its proxy and true and lawful attorney-in-fact in certain specified circumstances as expressly provided under each applicable Loan Document (in each case, in accordance with the terms of such applicable Loan Documents) until the Facility Termination Date and, as of the date hereof, reappoints the Administrative Agent as its proxy and true and lawful attorney-in-fact in certain specified circumstances as expressly provided in accordance with the terms of such applicable Loan Documents until the Facility Termination Date, which appointment is IRREVOCABLE and coupled with an interest, for the purpose of carrying out the provisions of the Loan Documents, as applicable. To the extent any Loan Party has or is hereby granting liens on or security interests in any of its property pursuant to the Collateral Documents or any other Loan Document as security for the Obligations, or otherwise has or is hereby guaranteeing the Obligations under or with respect to the Loan Documents, such Loan Party hereby ratifies and reaffirms such guarantee and grant of security interests and liens and represents, warrants and covenants that such security interests and liens hereafter secure all of the Obligations.  The Guarantor party hereto acknowledges and agrees that (A) notwithstanding the conditions to the effectiveness set forth in this Amendment, the Guarantor is not required by the terms of the Existing Credit Agreement or any other Loan Document to which the Guarantor is a party to consent to the amendments to the Existing Credit Agreement effected pursuant to this Amendment and (B) nothing in the Existing Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of the Guarantor to any future amendments or modifications to the Credit Agreement.

9.          Successors and Assigns.  The provisions of this Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns permitted by Section 12.8 [Successors and Assigns] of the Credit Agreement, except that no Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent.  Nothing in this Amendment, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto and their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Amendment.

10.        Electronic Execution.  Delivery of an executed signature page of this Amendment by facsimile transmission or electronic transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart hereof.  This Amendment, and the transactions contemplated hereby, shall be deemed to include electronic signatures, electronic deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based record keeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.  The parties hereto consent to the use of electronic signatures and records with respect to this Amendment.

11.         Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

12.        Entire Agreement.  This Amendment constitutes the entire contract among the parties related to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  No representation, promise, inducement or statement of intention has been made by any party which is not embodied in this Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.

13.         Headings.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

14.         Construction.  The rules of construction set forth in Section 1.2 [Construction] of the Credit Agreement shall apply to this Amendment.

15.        Governing Law.  This Amendment and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the Law of the State of New York without regard to its conflict of laws principles.  The jurisdiction, waiver of venue and service of process provisions in Sections 12.11(a) [Governing Law], 12.11(b) [Waiver of Venue] and 12.11(c) [Service of Process] are incorporated herein by reference, mutatis mutandis.

16.      WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

BORROWERS

ENERPAC TOOL GROUP CORP.

By:	/s/ Ashley Quackenboss
Name: Ashley Quackenboss
Title: Treasurer

ENERPAC FINANCE LIMITED

By:	/s/ Erik de Greef
Name: Erik de Greef
Title: Finance Director

ATU EURO FINANCE B.V.

By:	/s/ Erik de Greef
Name: Erik de Greef
Title: Finance Director

[Signature Page to First Amendment to Credit Agreement]

GUARANTORS

HYDRATIGHT OPERATIONS, INC.

By:	/s/ Ashley Quackenboss
Name: Ashley Quackenboss
Title: Treasurer/Director

[Signature Page to First Amendment to Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent, First Amendment Incremental Revolving Lender, Swingline Loan Lender and Issuing Lender

By:	/s/ Jacqueline Panos
Name: Jacqueline Panos
Title: Vice President

[Signature Page to First Amendment to Credit Agreement]

EXHIBIT A

Updated Commitment Schedule

 [See attached.]

SCHEDULE 1.1(B)

COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES

Part 1 – Commitments of Lenders

Lender	Amount of Commitment for Revolving Credit Loans as of the Amendment No. 1 Effective Date	Amount of Commitment for Term Loans as of the Closing Date	Commitment as of the Amendment No. 1 Effective Date	Ratable Share as of the Amendment No. 1 Effective Date	HMRC Double Taxation Treaty Passport Number and Jurisdiction

Name: PNC Bank, National Association Address: 411 E. Wisconsin Avenue, Suite 14000, Milwaukee, WI 53202 Attention: Matthew Schmaling Telephone: (414) 270-7986	$311,666,666.67	$43,333,333.33	$355,000,000.00	43.030303030%

Name: BMO Harris Bank N.A. Address: 111 West Monroe Street, Chicago, Illinois 60603 Attention: Christine Casper Telephone: (262) 938-8805 Telecopy: (262) 938-8684	$66,666,666.67	$33,333,333.33	$100,000,000.00	12.121212121%

Name: JPMorgan Chase Bank, N.A. Address: 10 S Dearborn St Floor: 09, Chicago, IL 60603-2300 Attention: Hamid Shahid Telephone: (312) 336-0908 Telecopy: (121) 4307-6874	$66,666,666.67	$33,333,333.33	$100,000,000.00	12.121212121%

Name: Truist Bank Address: 2001 Ross Ave. STE 2700, Dallas, TX 75201 Attention: Vicount Cornwall Telephone: (972) 232-4876 Telecopy: (888) 707-4162	$66,666,666.67	$33,333,333.33	$100,000,000.00	12.121212121%

Lender	Amount of Commitment for Revolving Credit Loans as of the Amendment No. 1 Effective Date	Amount of Commitment for Term Loans as of the Closing Date	Commitment as of the Amendment No. 1 Effective Date	Ratable Share as of the Amendment No. 1 Effective Date	HMRC Double Taxation Treaty Passport Number and Jurisdiction

Name: U.S. Bank National Association Address: 777 E. Wisconsin Ave., MK-WI-T5CB Milwaukee, WI 53202 Attention: Caroline V. Krider Telephone: (414) 659-4843 Telecopy: (414) 765-4632	$60,000,000.00	$30,000,000.00	$90,000,000.00	10.909090909%

Name: Bank of America, N.A. Address: 110 N Wacker Drive Chicago, IL 60606 Attention: Steven Kessler Telephone: (312) 992-6323 Telecopy: (312) 453-5117	$36,666,666.66	$18,333,333.34	$55,000,000.00	6.666666667%

Name: Comerica Bank Address: 9450 W Bryn Mawr Avenue – Ste 210, Rosemont, IL 60018 Attention: John Lascody Telephone: (630) 575-2160 Telecopy: (734) 632-5948	$16,666,666.66	$8,333,333.34	$25,000,000.00	3.030303030%

Total	$625,000,000	$200,000,000	$825,000,000	100%